EXHIBIT 23.1


PRICEWATERHOUSECOOPERS [LOGO]
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                                                   | PricewaterhouseCoopers LLP
                                                   | 333 Market Street
                                                   | San Francisco CA 94105-2119
                                                   | Telephone (415)498 5000
                                                   | Facsimile (415)498 7100




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 28, 2001 relating to the financial statements of Hecla Mining Company, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


San Francisco, California
January 10, 2003